[LOGO]
                                                      MANAGED BY
          [LOGO]                                      EQUITILINK
         THE FIRST                                   INTERNATIONAL
       COMMONWEALTH                                   MANAGEMENT
           FUND                                        LIMITED
--------------------------------------------------------------------------------
Annual Report October 31, 1999

Highlights

o 9.1% per annum cash distribution rate based on a share price of $10.38 on October 31, 1999

o     90% invested in securities rated or deemed equivalent AA/Aa or better

o     4.4% of assets invested in Asian debt securities

                               [GRAPHIC OMITTED]

                               www.equitilink.com

                                   NYSE - FCO

                       Managed by EquitiLink International
                               Management Limited

                     Advised by EquitiLink Australia Limited

                      ALL AMOUNTS ARE IN US DOLLARS UNLESS
                                OTHERWISE STATED
                                                          letter to Shareholders
================================================================================
                                                               December 10, 1999

Dear Shareholder,

      We are pleased to present this Annual Report which covers the activities of The First Commonwealth Fund, Inc. (the "Fund") for the 12 months ended October 31, 1999. Included in this report is a review of the Australian, New Zealand, Canadian, United Kingdom and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International Management Limited.

High Credit Quality: 90% of securities rated or deemed equivalent to AA/Aa or better

      The Fund's high credit quality has been maintained. 90.0% of assets are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 5.6% is held in A rated securities.

Distributions: 9.1% annual cash distribution rate

      Distributions to common shareholders for the year totaled 94.5 cents per share. Based on the share price of $10.375 on October 31, 1999, the cash distribution rate over the last 12 months was 9.1%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

      On March 26, 1999, the Fund announced its intention to maintain its monthly distribution of 7.75 cents per share for at least the next 12 months, commencing with the April 1999 distribution and subject to quarterly review by the Board. Under this policy, 7.75 cents per share was declared for the month of December, to be paid on January 14, 2000.

Investment Performance: 7.4% per annum return since inception

      The Fund's Net Asset Value (NAV) in US dollar terms returned 1.5% over the twelve months to October 31, 1999. The appreciation of the Australian and Canadian dollars was the main reason for the Fund's positive performance despite higher bond yields in all Commonwealth bond markets. Asian investments had a minor impact, given they represent a small percentage of the Fund. Since inception, the Fund's NAV has returned 7.4% per annum to October 31, 1999.

                                               The First Commonwealth Fund, Inc.
================================================================================

New Mandate: 4.4% of assets invested in Asian debt securities

      In line with the Fund's new mandate, 4.4% of assets are now held in Asian debt securities, a region which presents attractive opportunities. The Investment Manager's medium-term target is to increase this to 10% of the Fund's assets.

      The ability to selectively invest in global debt securities should allow the Fund to capitalize on higher interest rates and greater potential for future capital gains than are currently available in the Commonwealth countries. This supports our goal of providing a very competitive yield for our shareholders.

Share Price Performance: The Fund's discount to NAV narrows

      As of October 31, 1999, the Fund's share price was $10.375, which represented a discount of 14.5% to the NAV, having narrowed from 17.3% a year ago. The total investment return, based on the Fund's share price at October 31, 1999 and assuming reinvestment of distributions, was 4.9% over the fiscal year.

Share Purchase

      The EquitiLink Group recently purchased 328,066 shares of the Fund, raising its holding to 3.5%. These shares were acquired for investment purposes, in light of EquitiLink's confidence in the strong prospects for the Fund and its effectiveness for investing in global bond markets.

Year 2000 Compliance

      The EquitiLink Group has taken steps to determine that the computer systems and equipment we use can deal with Year 2000 issues and we have sought the same of the Fund's service providers.

      For information on the Fund including weekly updates of share price, NAV, and details of recent distributions, please telephone Investor Relations, toll free on 1-800-543-6217 in the United States.

Yours sincerely,


/s/ Brian M. Sherman      /s/ Laurence S. Freedman             [LOGO]
                                                              THE FIRST
Brian M. Sherman              Laurence S. Freedman          COMMONWEALTH
Chairman                      President                         FUND

--------------------------------------------------------------------------------
                          Explore EquitiLink's Website
                            http//:www.equitilink.com
--------------------------------------------------------------------------------

Dividend Reinvestment and Cash Purchase Plan   The First Commonwealth Fund, Inc.
================================================================================

      We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. As a participant in the Plan, you will have the convenience of:

      Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

      Lower costs--shares purchased on your behalf under the Plan will be at reduced brokerage rates;

      Convenience--the Plan Agent will hold your shares in uncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

      If you would like further information on the Plan, please contact State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel:
1-800-426-5523.

Report of the Investment Manager               The First Commonwealth Fund, Inc.
================================================================================

Distributions

      During the latest 12 month period, the Fund paid a total of 94.5 cents per share in distributions to common shareholders, consisting of 12 monthly payments of 7.75 cents per share and a special distribution of 1.5 cents. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains if required. On March 26, 1999, the Fund announced its intention to maintain its monthly distribution of 7.75 cents per share for at least the next 12 months, commencing with the April distribution and subject to quarterly review by the Board. Under this policy,
7.75 cents per share was declared for the month of December, to be paid on January 14, 2000.

      For Federal income tax purposes, the Board has determined that the monthly distributions paid in September 1999 and October 1999 will be characterized as long-term capital gains. Shareholders are advised to rely only on Form 1099-DIV, which will be sent in January 2000, for definitive information with respect to tax treatment of the Fund's distributions.

      The dividend notice that was provided to shareholders for the November 1999 monthly distribution stated that the distribution was from long-term capital gains. Based upon current information, this distribution is estimated to be comprised of ordinary income and, to the extent that it is ultimately determined that there is insufficient ordinary income, of long-term capital gains, based on a determination of the Fund's annual distributable income for the fiscal year ending October 31, 2000.

      Based upon the October 31, 1999 share price of $10.375, and total distributions of 94.5 cents per share paid over the past 12 months, the Fund provided a cash distribution rate of 9.1%. At the date of this report, with the share price at $9.63, and monthly distributions at 7.75 cents per share, the annualized cash distribution rate to shareholders is 9.7% per annum. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

Net Asset Value (NAV) Performance

      The Fund's NAV per share at October 31, 1999 was $12.14. The Fund's total return based on NAV was 1.5% over the 12 months. Since inception, the Fund has returned 7.4% per annum. All figures assume reinvestment of distributions. At the date of this report, the NAV was $12.10 per share.

Share Price Performance

      As of October 31, 1999, the Fund's share price as quoted on the New York Stock Exchange was $10.375, which represented a discount of 14.5% to the NAV, having narrowed from 17.3% a year ago. The total investment return, based on the Fund's share price and assuming reinvestment of distributions, was 4.9% over the fiscal year. At the date of this report, the share price was $9.63, representing a discount of 20.5% to NAV.

Auction Market Preferred Stock (AMPS)

      The Fund's US$30 million of AMPS continue to be well bid at the weekly auctions. The average interest rate paid was 5.05% over the quarter, compared with 5.27% for 30-day commercial paper over the same period. These rates have increased since last quarter, because the US Federal Reserve raised interest rates.

Portfolio Composition                          The First Commonwealth Fund, Inc.
================================================================================

GEOGRAPHIC COMPOSITION/CREDIT EXPOSURE

      The table below shows the geographic composition of the Fund's total investments as of October 31, 1999, compared with the previous quarter and one year ago.

     TABLE 1: THE FIRST COMMONWEALTH FUND, INC.--GEOGRAPHIC ASSET ALLOCATION

--------------------------------------------------------------------------------
                      October 31, 1999      July 31, 1999       October 31, 1998
--------------------------------------------------------------------------------
Australia                   24.2%               24.3%                 25.4%
--------------------------------------------------------------------------------
Canada                      30.2%               29.2%                 30.1%
--------------------------------------------------------------------------------
New Zealand                  7.9%                8.1%                  9.9%
--------------------------------------------------------------------------------
United Kingdom              33.2%               32.1%                 33.7%
--------------------------------------------------------------------------------
United States*               0.1%                0.1%                  0.9%
--------------------------------------------------------------------------------
Asia                         4.4%                6.2%                   --
--------------------------------------------------------------------------------
Total Portfolio            100.0%              100.0%                100.0%
--------------------------------------------------------------------------------

* It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US short-term securities to cover distributions and expenses.

CURRENCY COMPOSITION

      The table below shows the currency composition of the Fund's total investments as of October 31, 1999, compared with the previous quarter and one year ago.

         TABLE 2: THE FIRST COMMONWEALTH FUND, INC.--CURRENCY ALLOCATION

--------------------------------------------------------------------------------
                      October 31, 1999      July 31, 1999       October 31, 1998
--------------------------------------------------------------------------------
Australian Dollar           24.2%               24.3%                 25.4%
--------------------------------------------------------------------------------
Canadian Dollar             30.2%               29.2%                 30.1%
--------------------------------------------------------------------------------
New Zealand Dollar           7.9%                8.1%                  9.9%
--------------------------------------------------------------------------------
British Pound               33.2%               32.1%                 33.7%
--------------------------------------------------------------------------------
United States Dollar*        2.3%                2.2%                  0.9%
--------------------------------------------------------------------------------
Asian Currencies             2.2%                4.1%                   --
--------------------------------------------------------------------------------
Total Portfolio            100.0%              100.0%                100.0%
--------------------------------------------------------------------------------

*     Includes Asian Yankee bond investments.

Portfolio Composition (continued)              The First Commonwealth Fund, Inc.
================================================================================

MATURITY COMPOSITION

      On October 31, 1999, the average maturity of the Fund's assets was 7.9 years, decreased from 8.8 years twelve months ago, to reduce the risk profile of the Fund. The table below shows the maturity composition of the Fund's investments:

          TABLE 3: THE FIRST COMMONWEALTH FUND, INC.--MATURITY ANALYSIS

--------------------------------------------------------------------------------
                    Less than 1 year     1-5 years   5-10 years    Over 10 years
--------------------------------------------------------------------------------
Australia                 5.6%             40.6%        49.9%           3.9%
--------------------------------------------------------------------------------
Canada                   11.9%             39.8%        10.8%          37.5%
--------------------------------------------------------------------------------
New Zealand              69.5%             17.5%        13.0%            --
--------------------------------------------------------------------------------
United Kingdom           12.5%             25.3%        29.8%          32.4%
--------------------------------------------------------------------------------
United States           100.0%               --           --             --
--------------------------------------------------------------------------------
Asia                      1.2%             51.6%        27.1%          20.1%
--------------------------------------------------------------------------------
Total Portfolio          14.7%             34.0%        27.4%          23.9%
--------------------------------------------------------------------------------

SECTORAL COMPOSITION

      The table below shows the sectoral composition of the Fund's total investments at October 31, 1999:

        TABLE 4: THE FIRST COMMONWEALTH FUND, INC.--SECTORAL COMPOSITION

--------------------------------------------------------------------------------
                                    State/
                      Sovereign    Province              Corporate     Cash or
                     Govt. Bonds     Bonds    Eurobonds     Bonds     Equivalent
--------------------------------------------------------------------------------
Australia                10.4%       7.2%        4.2%       1.9%         0.5%
--------------------------------------------------------------------------------
Canada                   19.0%       3.2%        3.7%       1.2%         3.1%
--------------------------------------------------------------------------------
New Zealand               0.5%        --         1.1%       1.5%         4.8%
--------------------------------------------------------------------------------
United Kingdom           16.2%        --        12.2%        --          4.8%
--------------------------------------------------------------------------------
United States              --         --          --         --          0.1%
--------------------------------------------------------------------------------
Asia                      1.7%        --          --        2.6%         0.1%
--------------------------------------------------------------------------------
Total Portfolio          47.8%      10.4%       21.2%       7.2%        13.4%
--------------------------------------------------------------------------------

Portfolio Composition (concluded)              The First Commonwealth Fund, Inc.
================================================================================

QUALITY OF INVESTMENTS

      On October 31, 1999, 90.0% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Ratings Group or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager.

            TABLE 5: THE FIRST COMMONWEALTH FUND, INC.--ASSET QUALITY

--------------------------------------------------------------------------------
                   AAA/Aaa        AA/Aa          A          BBB/Baa       BB/Ba*
--------------------------------------------------------------------------------
Australia           80.8%         19.2%          --            --           --
--------------------------------------------------------------------------------
Canada               1.8%         91.0%         7.2%           --           --
--------------------------------------------------------------------------------
New Zealand         22.7%         60.5%        16.8%           --           --
--------------------------------------------------------------------------------
United Kingdom      57.0%         34.7%         8.3%           --           --
--------------------------------------------------------------------------------
Asia                  --           9.9%          --          53.2%        36.9%
--------------------------------------------------------------------------------
Total Portfolio     42.2%         47.8%         5.6%          2.6%         1.8%
--------------------------------------------------------------------------------

*     Below Investment Grade.

Market Review and Outlook                      The First Commonwealth Fund, Inc.
================================================================================

Australia

      Australian bond yields rose over the year in anticipation of a monetary policy tightening by the Reserve Bank of Australia and in line with the trend in global rates. Ten-year government bond yields increased over the year from 4.97% to 6.63%. In early November, a 0.25% increase in official interest rates occurred, which was less than the market expected.

      The Australian dollar strengthened 2.3% against the US dollar over the year. Expectations of stronger global industrial production and firmer commodity prices have induced positive sentiment towards the currency, which closed the period at 64.00 cents.

      The resilience of Australian economic growth is a key positive for the currency in the medium-term. Looking further out, improving global growth should lead commodity prices higher, supporting the Australian dollar.

Canada

      Canadian bond yields increased over the year in response to higher than expected economic growth and inflation results. Ten-year government bond yields rose over the year from 5.09% to 6.05%.

      The Canadian dollar was the strongest of the Commonwealth currencies over the year. Expectations of tighter monetary policy and firmer commodity prices boosted the currency, which appreciated 5.0% against the US dollar to close the period at 67.89 cents.

New Zealand

      The New Zealand bond market corrected to a greater extent than the Australian bond market, as there are continued fears that the New Zealand central bank will raise interest rates. Ten-year government bond yields increased from 5.38% to 7.08% over the year.

      The New Zealand dollar has underperformed, especially in the latest quarter, reflecting relatively easy monetary policy setting and political uncertainty. The currency depreciated 4.0% against the US dollar, to close at
50.72 cents.

United Kingdom

      Concerns about house price inflation led the Bank of England to raise interest rates 0.25% late in the year. Ten-year government bond yields rose in anticipation of this increase, from 5.06% to 5.41% over the year. In early November, interest rates were increased a further 0.25%.

      The British pound weakened sharply in early 1999, in line with significant easings of monetary policy and slow economic growth. Despite rallying late in the year, the British pound depreciated 2.4% against the US dollar, to close at $1.6378.

Market Review and Outlook (concluded)          The First Commonwealth Fund, Inc.
================================================================================

Asia

Domestic and Yankee (US$ denominated) bonds

      Asian domestic bond markets generally rallied over the year as monetary conditions eased and investor sentiment improved. South Korea was an exception, weakening due to corporate concerns. Daewoo, one of South Korea's largest companies, faced possible bankruptcy. The Fund did not and does not hold any Daewoo bonds.

      US-dollar denominated Asian bonds (Yankees) rallied over the year as well. Stronger economic growth has improved credit conditions in the region and this has benefited the Yankee bond market.

      The credit outlook for both Malaysia and India has recently been raised, which should be positive for Yankees in the medium-term. Since the end of the fiscal year, South Korea's credit rating has been upgraded.

Currencies

      Asian currencies were mixed against the US dollar over the year.

      The Fund held its largest Asian exposure in the South Korean won, but sold this completely over the period due to the corporate debt problems noted above.

Summary of Key Rates                           The First Commonwealth Fund, Inc.
================================================================================

      The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

================================================================================
                           October 31, 1999    July 31, 1999   October 31, 1998
--------------------------------------------------------------------------------
Australia
   90 day bank bills             5.35%              4.91%            4.82%
   10 year bonds                 6.63%              6.24%            4.97%
   Australian Dollar           $ 0.64            $  0.65         $   0.62
Canada
   90 day bank bills             4.78%              4.73%            4.75%
   10 year bonds                 6.05%              5.72%            5.09%
   Canadian Dollar             $ 0.68            $  0.66         $   0.64
New Zealand
   90 day bank bills             5.29%              4.75%            4.62%
   10 year bonds                 7.08%              6.63%            5.38%
   New Zealand Dollar          $ 0.51            $  0.53         $   0.53
United Kingdom
   90 day bank bills             5.29%              4.81%            6.70%
   10 year bonds                 5.41%              5.34%            5.06%
   British Pound               $ 1.64            $  1.62         $   1.68
South Korea
   90 day bank bills             7.26%              7.52%            8.00%
   5 year bonds                  9.03%              8.81%            8.50%
   South Korean Won*           W 1200            W  1204         W   1319
Thailand
   90 day bank bills             4.00%              3.25%            6.50%
   10 year bonds                 7.81%              7.74%             N/A
   Thai Baht*                  B   39            B    37         B     37
Philippines
   90 day bank bills             9.75%              9.56%           15.34%
   10 year bonds                15.31%             15.00%           18.46%
   Philippines Peso*           P   40            P    39         P     40
Hong Kong
   90 day bank bills             6.63%              6.25%            7.25%
   5 year bonds                  7.04%              6.88%            7.37%
   Hong Kong Dollar*           HK$7.8             HK$7.8           HK$7.7
US$ Yankee Bonds**
   South Korea                   8.37%              8.41%           10.22%
   Thailand                      8.02%              8.37%            9.90%
   Philippines                   9.42%              9.29%           10.54%

* These currencies are quoted Asian currency per US dollar. The Australian, New Zealand and Canadian dollars and the British pound are quoted US dollars per currency.

**    Ten-year sovereign issues.

Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

EquitiLink International Management Limited

December 1999

Portfolio of Investments October 31, 1999      The First Commonwealth Fund, Inc.
================================================================================

-----------------------------------------------------------------
Principal Amount
Local Currency(a)                                         Value
    (000)                    Description                  (US$)
-----------------------------------------------------------------
                 LONG-TERM INVESTMENTS--87.3%
                 AUSTRALIA--23.9%
                 Government and Semi-Government
                   Bonds--17.7%
                 Commonwealth of Australia--10.5%
                 Commonwealth of Australia,
A$     1,000       13.00%, 7/15/00 ..................     674,938
       1,500       12.00%, 11/15/01 .................   1,070,746
       3,000       10.00%, 10/15/02 .................   2,122,234
       2,000       9.50%, 8/15/03 ...................   1,421,542
       3,000       10.00%, 2/15/06 ..................   2,269,786
       2,600       10.00%, 10/15/07 .................   2,016,835
       2,700       8.75%, 8/15/08 ...................   1,975,398
       3,000       7.50%, 9/15/09 ...................   2,047,181
       2,250       5.75%, 6/15/11 ...................   1,337,270
                                                       ----------
                                                       14,935,930
                                                       ----------
                 New South Wales--1.6%
                 New South Wales Treasury
                   Corporation,
       2,000       8.00%, 12/01/01 ..................   1,326,208
       1,500       7.00%, 4/01/04 ...................     976,416
                                                       ----------
                                                        2,302,624
                                                       ----------
                 Queensland--3.3%
                 Queensland Treasury
                   Corporation,
       3,000       8.00%, 8/14/01 ...................   1,983,936
       2,000       8.00%, 5/14/03 (Global) ..........   1,346,560
       1,000       8.00%, 9/14/07 ...................     685,478
       1,000       8.00%, 9/14/07 (Global) ..........     687,168
                                                       ----------
                                                        4,703,142
                                                       ----------
                 South Australia--0.5%
                 South Australia Finance
                   Authority,
       1,000       12.50%, 10/15/00 .................     679,821
                                                       ----------
                 Victoria--1.3%
                 Treasury Corporation of
                   Victoria,
       2,500       10.25%, 11/15/06 .................   1,905,360
                                                       ----------
                 Western Australia--0.5%
                 Western Australia Treasury
                   Corporation,
       1,000       10.00%, 7/15/05 ..................     740,000
                                                       ----------
                 Total Australian government
                   and semi-government bonds
                   (cost US$27,882,236) .............  25,266,877
                                                       ----------
                 Corporate Bonds--2.0%
                 Services--2.0%
                 First Australian National
                   Mortgage Acceptance
                   Corporation,
                   Series 22,
       1,911       11.40%, 12/15/01 .................   1,314,719
                 Telstra Corp.,
       2,000       11.50%, 10/15/02 .................   1,444,608
                 Total Australian corporate
                   bonds
                   (cost US$3,179,369) ..............   2,759,327
                                                       ----------
                 Eurobonds--4.2%
                 Financial Services--2.2%
                 Export Finance & Insurance
                   Corporation,
       3,750       11.00%, 12/29/04 .................   2,795,280
                 ING Mercantile Mutual
                   Bank Ltd.,
         500       7.125%, 3/13/02 ..................     321,792
                                                       ----------
                                                        3,117,072
                                                       ----------
                 Semi-Government--0.7%
                 South Australia Finance
                   Authority,
         500       12.50%, 5/08/01 ..................     346,592
                 Treasury Corporation of
                   Victoria,
       1,000       9.00%, 6/27/05 ...................     698,560
                                                       ----------
                                                        1,045,152
                                                       ----------
                 Services--0.3%
                 State Electricity Commission
                   of Victoria,
         535       10.50%, 5/27/03 ..................     381,605
                                                       ----------
                 Supranational--1.0%
                 Eurofima,
       2,000       9.875%, 1/17/07 ..................   1,462,400
                                                       ----------
                 Total Australian eurobonds
                   (cost US$6,513,587) ..............   6,006,229
                                                       ----------
                 Total Australian long-term
                   investments
                   (cost US$37,575,192) .............  34,032,433
                                                       ----------

See Notes to Financial Statements.

Portfolio of Investments (continued)           The First Commonwealth Fund, Inc.
October 31, 1999
================================================================================

-----------------------------------------------------------------
Principal Amount
Local Currency(a)                                         Value
    (000)                    Description                  (US$)
-----------------------------------------------------------------
                 CANADA--27.4%
                 Government and Provincial
                   Bonds--22.4%
                 Canada--19.1%
                 Canadian Government,
C$     5,500       7.50%, 3/01/01 ...................   3,819,345
       6,000       8.50%, 4/01/02 ...................   4,305,295
       5,000       5.25%, 9/01/03 ...................   3,310,183
       2,500       7.25%, 6/01/07 ...................   1,820,604
       2,000       5.50%, 6/01/09 ...................   1,306,219
       8,000       10.25%, 3/15/14 ..................   7,529,776
       4,000       8.00%, 6/01/23 ...................   3,323,829
       2,000       9.00%, 6/01/25 ...................   1,836,728
                                                       ----------
                                                       27,251,979
                                                       ----------
                 British Columbia--1.7%
                 Province of British Columbia,
       1,000       10.15%, 8/29/01 ..................     726,999
       2,000       9.50%, 1/09/12 ...................   1,697,909
                                                       ----------
                                                        2,424,908
                                                       ----------
                 Ontario--1.6%
                 Province of Ontario,
       1,000       8.75%, 4/22/03 ...................     732,621
       2,000       7.50%, 2/07/24 ...................   1,500,530
                                                       ----------
                                                        2,233,151
                                                       ----------
                 Total Canadian government
                   and provincial bonds
                 (cost US$33,881,999) ...............  31,910,038
                                                       ----------
                 Corporate Bonds--1.3%
                 Diversified Industrials--0.8%
                 Bell Telephone Company
                   of Canada,
         500       10.50%, 7/15/09 ..................     374,301
                 Imperial Oil Ltd.,
       1,000       9.875%, 12/15/99 .................     682,608
                                                       ----------
                                                        1,056,909
                                                       ----------
                 Financial Services--0.5%
                 Bank of Nova Scotia,
       1,000       10.35%, 7/19/01 ..................     722,702
                                                       ----------
                 Total Canadian
                   corporate bonds
                   (cost US$2,184,922) ..............   1,779,611
                                                       ----------
                 Eurobonds--3.7%
                 Diversified Industrials--0.2%
                 Procter & Gamble Company,
         500       10.875%, 8/15/01 .................     363,069
                                                       ----------

                 Financial Services--1.0%
                 Credit Local de France,
       1,000       6.75%, 3/21/06 ...................     678,751
                 Rabobank Nederland N.V.,
       1,000       9.00%, 12/22/00 ..................     699,796
                                                       ----------
                                                        1,378,547
                                                       ----------
                 Natural Resources--1.3%
                 Ontario Hydro,
         500       8.50%, 5/26/25 ...................     418,456
                 Quebec Hydro,
       1,500       7.00%, 6/01/04 ...................   1,036,864
                 Tokyo Electric Power Company,
         500       10.50%, 6/14/01 ..................     359,538
                                                       ----------
                                                        1,814,858
                                                       ----------
                 Provincial and Municipal--0.8%
                 Metropolitan Municipality
                   of Toronto,
         750       9.625%, 5/14/02 ..................     547,912
                 Ville de Montreal,
       1,000       6.375%, 2/15/01 ..................     679,090
                                                       ----------
                                                        1,227,002
                                                       ----------
                 Supranational--0.4%
                 Canada (Cayman),
         750   7.25%, 6/01/08 .......................     525,204
                                                       ----------

                 Total Canadian eurobonds
                   (cost US$5,772,699) ..............   5,308,680
                                                       ----------

                 Total Canadian long-term
                   investments
                   (cost US$41,839,620) .............  38,998,329
                                                       ----------

See Notes to Financial Statements.

Portfolio of Investments (continued)           The First Commonwealth Fund, Inc.
October 31, 1999
================================================================================

-----------------------------------------------------------------
Principal Amount
Local Currency(a)                                         Value
    (000)                    Description                  (US$)
-----------------------------------------------------------------
                 NEW ZEALAND--3.2%
                 Corporate Bonds--2.1%
                 Diversified Industrials--1.0%
                 Electricity Corporation of
                   New Zealand Ltd.,
NZ$    1,750       10.00%, 10/15/01 .................     946,113
       1,000       8.00%, 2/15/03 ...................     521,970
                                                       ----------
                                                        1,468,083
                                                       ----------
                 Financial Services--0.2%
                 Transpower Finance Ltd.,
         500       8.00%, 6/15/05 ...................     256,065
                                                       ----------
                 Services--0.9%
                 Housing New Zealand,
       1,500       8.00%, 11/15/06 ..................     755,923
                 TCNZ Finance Limited,
       1,000       9.25%, 7/01/02 ...................     525,764
                                                       ----------
                                                        1,281,687
                                                       ----------
                 Total New Zealand corporate
                   bonds
                   (cost US$3,490,310) ..............   3,005,835
                                                       ----------
                 Eurobonds--1.1%
                 Financial Services--0.4%
                 Primary Industry Bank of
                   Australia Limited,
       1,000       8.25%, 3/27/00 ...................     511,866
                                                       ----------
                 Global--0.3%
                 Canadian Government,
       1,000       6.625%, 10/03/07 .................     472,102
                                                       ----------
                 Supranational--0.4%
                 International Bank for
                   Reconstruction and
                   Development,
       1,000       7.00%, 9/18/00 ...................     511,562
                                                       ----------
                 Total New Zealand eurobonds
                   (cost US$1,777,527) ..............   1,495,530
                                                       ----------
                 Total New Zealand long-term
                   investments
                   (cost US$5,267,837) ..............   4,501,365
                                                       ----------
                 PHILIPPINES--0.6%
                 Government Bonds--0.6%
                 Philippine Government,
PHP   30,000       11.875%, 6/10/01 .................     746,757
       7,000       16.50%, 2/25/09 ..................     184,159
                                                       ----------
                 Total Philippine long-term
                   investments
                   (cost US$999,077) ................     930,916
                                                       ----------
                 SINGAPORE--0.4%
                 Corporate Bonds--0.4%
                 Financial Services--0.4%
                 ABN Amro Bank N.V.,
SGD    1,000       4.72%, 10/14/2004  ...............     602,352
                                                       ----------
                 Total Singapore long-term
                   investments
                   (cost US$592,558) ................     602,352
                                                       ----------
                 THAILAND--0.9%
                 Government Bonds--0.7%
                 Thailand Government,
THB   19,000       6.125%, 4/12/02 (b) ..............     506,902
      20,000       8.00%, 12/08/06 (b) ..............     536,989
                                                       ----------
                 Total Thailand government
                   bonds
                   (cost US$1,107,266) ..............   1,043,891
                                                       ----------
                 Corporate Bonds--0.2%
                 Natural Resources--0.2%
                 Eastern Water Resources
                   Development and
                   Management Company
                   Limited,
      10,000       9.00%, 07/22/04 (b) ..............     268,934
                                                       ----------
                 Total Thailand corporate
                   bonds
                 (cost US$256,568) ..................     268,934
                                                       ----------
                 Total Thailand long-term
                   investments
                   (cost US$1,363,834) ..............   1,312,825
                                                       ----------

See Notes to Financial Statements.

Portfolio of Investments (continued)           The First Commonwealth Fund, Inc.
October 31, 1999
================================================================================

-----------------------------------------------------------------
Principal Amount
Local Currency(a)                                         Value
    (000)                    Description                  (US$)
-----------------------------------------------------------------
                 UNITED KINGDOM--28.7%
                 Government Bonds--16.4%
                 United Kingdom Treasury,
(pound)  250     8.00%, 12/07/00 ....................     418,622
       1,000     7.00%, 11/06/01 ....................   1,664,987
       1,500     8.00%, 6/10/03 .....................   2,596,486
         500     5.00%, 6/07/04 .....................     785,325
       1,500     6.75%, 11/26/04 ....................   2,528,927
       2,000     7.50%, 12/07/06 ....................   3,574,990
         500     5.75%, 12/07/09 ....................     841,010
         600     8.00%, 12/07/15 ....................   1,309,323
       3,000     8.00%, 6/07/21 .....................   7,110,672
       1,200     6.00%, 12/07/28 ....................   2,455,717
                                                       ----------
                 Total United Kingdom
                   government bonds
                 (cost US$23,488,013) ...............  23,286,059
                                                       ----------
                 Eurobonds--12.3%
                 Diversified Industrials--1.8%
                 British Gas PLC,
       1,400     8.875%, 7/08/08 ....................   2,561,421
                                                       ----------
                 Financial Services--6.4%
                 Abbey National Treasury
                   Services PLC,
       1,250       8.00%, 4/02/03 ...................   2,103,959
                 Barclays Bank PLC,
       1,000       9.875%, 5/29/49 ..................   1,846,947
                 Halifax Building Society,
       1,500       11.00%, 1/17/14 ..................   3,396,142
                 Lloyds Bank PLC,
         500       7.375%, 3/11/04 ..................     824,714
                 Prudential Finance B.V.,
         500       9.375%, 6/04/07 ..................     930,352
                                                       ----------
                                                        9,102,114
                                                       ----------
                 Natural Resources--1.2%
                 Thames Water Utilities
                   Finance PLC,
       1,000       10.50%, 11/21/01 .................   1,738,525
                                                       ----------
                 Supranational--2.9%
                 Republic of Finland,
       1,000     8.00%, 4/07/03 .....................   1,691,028
       1,250     10.125%, 6/22/08 ...................   2,496,212
                                                      -----------
                                                        4,187,240
                                                      -----------
                 Total United Kingdom
                   eurobonds
                   (cost US$15,553,334) .............  17,589,300
                                                      -----------
                 Total United Kingdom
                   long-term investments
                   (cost US$39,041,347) .............  40,875,359
                                                      -----------
                 UNITED STATES--2.2%
                 Yankee Obligations--2.2%
                 Diversified Industrials--1.9%
                 Petroliam Nasional Berhad,
US$    1,000       7.125%, 10/18/06 .................     934,500
                 Reliance Industries Ltd.,
       1,000       10.25%, 1/15/97 ..................     809,239
                 Samsung Electronics America,
       1,000       9.75%, 5/01/03 ...................   1,030,293
                                                      -----------
                                                        2,774,032
                                                      -----------
                 Government--0.3%
                 Kingdom of Thailand,
         500       7.07%, 9/30/13 ...................     417,630
                                                      -----------
                 Total US$ denominated
                   long-term investments
                   (cost US$3,255,784) ..............   3,191,662
                                                      -----------
                 Total long-term investments
                   (cost US$129,935,249) ............ 124,445,241
                                                      -----------

See Notes to Financial Statements.

Portfolio of Investments (concluded)           The First Commonwealth Fund, Inc.
October 31, 1999
================================================================================

-----------------------------------------------------------------
Principal Amount
Local Currency(a)                                         Value
    (000)                    Description                  (US$)
-----------------------------------------------------------------
                 SHORT-TERM INVESTMENTS--12.6%
                 Australia--0.4%
                 Banque Nationale de Paris
                   Fixed Deposit,
A$       889       4.35%, 11/01/99
                   (cost US$569,171) ..............       569,171
                                                     ------------
                 Canada--3.1%
                 State Street Bank and Trust
                   Company Time Deposit,
C$     6,575       4.40%, 11/05/99
                   (cost US$4,467,904) ............     4,463,657
                                                     ------------
                 New Zealand--4.8%
                 State Street Bank and Trust
                 Company Time Deposit,
NZ$   13,606       4.25%, 11/02/99
                   (cost US$7,001,611) ............     6,900,927
                                                     ------------
                 Philippines--0.1%
                 Philippine Treasury Bills,
PHP    3,000       0%, 03/01/00
                   (cost US$73,329) ...............        72,552
                                                     ------------
                 United Kingdom--4.1%
                 State Street Bank and Trust
                   Company Fixed Deposit,
(pound)1,459       4.75%, 11/01/99 ................     2,389,059
       2,095       5.00%, 11/08/99 ................     3,431,769
                                                     ------------
                   (cost US$5,864,590) ............     5,820,828
                                                     ------------
                 United States--0.1%
US$      100     Repurchase Agreement, State
                   Street Bank and Trust
                   Company, 5.05% dated
                   10/29/99, due 11/01/99 in
                   the amount of $100,042
                   (cost $100,000;
                   collateralized by $105,000
                   U.S. Treasury Notes, 5.50%
                   due 07/31/01; value
                   $107,247) ......................       100,000
                                                     ------------
                 Total short-term investments
                   (cost US$18,076,605) ...........    17,927,135
                                                     ------------
                 Total Investments--99.9%
                   (cost US$148,011,854) ..........   142,372,376
                 Unrealized depreciation
                   on forward foreign
                   currency exchange
                   contracts--(0.0%) (c) ..........        (4,625)
                 Other assets in excess of
                   liabilities--0.1% ..............       136,543
                                                     ------------
                 Total Net Assets--100.0% .........  $142,504,294
                                                     ============

(a)   A$--Australian dollar
      C$--Canadian dollar
      NZ$--New Zealand dollar
      PHP--Philippine peso
      SGD--Singapore dollar
      THB--Thai baht
      (pound)--British pound
      US$--United States dollar
(b) Securities pledged as collateral for forward foreign currency exchange contracts.
(c) Forward foreign currency exchange contracts entered into as of October 31, 1999 were as follows:

----------------------------------------------------------------------------------------------------
Purchases
                                                                                      Net Unrealized
Contracts to Receive      In exchange For       Settlement Date        Value           Appreciation
----------------------------------------------------------------------------------------------------
PHP 5,887,000             US$  145,000              1/21/00         US$  145,819        US$    819
THB 44,300,775            US$1,071,361             11/29/99         US$1,145,611        US$ 74,250
                                                                                        ----------
                                                                                        US$ 75,069
                                                                                        ---------
----------------------------------------------------------------------------------------------------
Sales
                                                                                      Net Unrealized
Contracts to Deliver      In exchange For       Settlement Date        Value           Depreciation
----------------------------------------------------------------------------------------------------
THB 50,000,000            US$1,213,298             11/29/99         US$1,292,99         US$(79,694)
                                                                                        ----------
Total                                                                                   US$ (4,625)
                                                                                        ==========

See Notes to Financial Statements.

Statement of Assets and Liabilities            The First Commonwealth Fund, Inc.
October 31, 1999
================================================================================

Assets
Investments, at value (cost $148,011,854) ........................................   $ 142,372,376
Foreign currency, at value (cost $1,443,734) .....................................       1,447,232
Cash .............................................................................          57,152
Interest receivable ..............................................................       3,244,372
Unrealized appreciation on forward foreign currency exchange contracts purchased .          75,069
Prepaid expenses and other assets ................................................          50,467
                                                                                     -------------
   Total assets ..................................................................     147,246,668
                                                                                     -------------
Liabilities
Payable for investments purchased ................................................       3,431,769
Dividends payable--common stock ..................................................         718,131
Investment management fee payable ................................................          94,745
Unrealized depreciation on forward foreign currency exchange contracts sold ......          79,694
Directors' fees and expenses payable .............................................          35,750
Administration fee payable .......................................................          29,152
Accrued expenses and other liabilities ...........................................         353,133
                                                                                     -------------
   Total liabilities .............................................................       4,742,374
                                                                                     -------------
Total Net Assets .................................................................   $ 142,504,294
                                                                                     =============
Total net assets were composed of:
Common stock:
   Par value ($.001 per share, applicable to 9,266,209 shares issued) ............   $       9,266
   Paid-in capital in excess of par ..............................................     127,652,659
Preferred stock ($.001 par value per share and $25,000 liquidation value per share
   applicable to 1,200 shares; Note 5) ...........................................      30,000,000
                                                                                     -------------
                                                                                       157,661,925
Distributions in excess of net investment income .................................        (583,985)
Undistributed net realized gains on investment transactions ......................             417
Net unrealized depreciation on investments .......................................        (247,417)
Accumulated net realized foreign exchange losses .................................      (8,935,392)
Net unrealized foreign exchange losses ...........................................      (5,391,254)
                                                                                     -------------
Total Net Assets .................................................................   $ 142,504,294
                                                                                     =============
Net assets applicable to common shareholders .....................................   $ 112,504,294
                                                                                     =============
Net asset value per common share ($112,504,294/9,266,209 shares of common
   stock issued and outstanding) .................................................   $       12.14
                                                                                     =============

See Notes to Financial Statements.

Statement of Operations For the Year Ended     The First Commonwealth Fund, Inc.
October 31, 1999
================================================================================

Net Investment Income
Income
   Interest and discount earned (net of foreign withholding taxes of $209,986) ...   $  10,397,912
                                                                                     -------------
Expenses
   Investment management fee .....................................................         972,558
   Administration fee ............................................................         299,248
   Reports to shareholders .......................................................         193,102
   Independent accountant's fees and expenses ....................................         151,200
   Legal fees and expenses .......................................................         145,845
   Custodian's fees and expenses .................................................         124,336
   Directors' fees and expenses ..................................................         124,005
   Auction agent's fees and expenses .............................................          79,325
   Insurance expense .............................................................          72,219
   Management consulting services ................................................          71,450
   Transfer agent's fees and expenses ............................................          26,138
   Registration fees .............................................................          16,170
   Miscellaneous .................................................................          55,447
                                                                                     -------------
     Total operating expenses ....................................................       2,331,043
                                                                                     -------------
Net investment income ............................................................       8,066,869
                                                                                     -------------
Realized and Unrealized Gains (Losses) on Investments and Foreign Currencies
   Net realized gains on investment transactions .................................       3,459,803
   Net realized foreign exchange losses ..........................................      (3,585,472)
                                                                                     -------------
                                                                                          (125,669)
                                                                                     -------------
   Net change in unrealized appreciation/depreciation on investments .............     (11,206,934)
   Net change in unrealized foreign exchange losses ..............................       4,903,685
                                                                                     -------------
                                                                                        (6,303,249)
                                                                                     -------------
Net loss on investments and foreign currencies ...................................      (6,428,918)
                                                                                     -------------
Net Increase in Net Assets Resulting from Operations .............................   $   1,637,951
                                                                                     =============

See Notes to Financial Statements.

Statement of Cash Flows For the Year Ended     The First Commonwealth Fund, Inc.
October 31, 1999
================================================================================

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from operating activities
   Interest received .............................................................   $  10,808,035
   Operating expenses paid .......................................................      (2,159,011)
   Purchases of short-term portfolio investments, net ............................      (9,423,731)
   Purchases of long-term portfolio investments ..................................     (55,432,145)
   Proceeds from sales of long-term portfolio investments ........................      68,577,495
   Other .........................................................................         (19,541)
                                                                                     -------------
     Net cash provided from operating activities .................................      12,351,102
                                                                                     -------------
Cash flows used for financing activities
   Dividends paid to common shareholders .........................................      (8,755,845)
   Dividends paid to preferred shareholders ......................................      (1,473,660)
                                                                                     -------------
     Net cash used for financing activities ......................................     (10,229,505)
                                                                                     -------------
Effect of exchange rate on cash ..................................................        (618,127)
                                                                                     -------------
Net increase in cash .............................................................       1,503,470
   Cash at beginning of year .....................................................             914
                                                                                     -------------
   Cash at end of year ...........................................................   $   1,504,384
                                                                                     =============
Reconciliation of Net Increase in Total Net Assets Resulting from Operations to
   Net Cash (Including Foreign Currency) Provided From Operating Activities
Net increase in total net assets resulting from operations .......................   $   1,637,951
                                                                                     -------------
   Decrease in investments .......................................................         286,571
   Net realized gains on investment transactions .................................      (3,459,803)
   Net realized foreign exchange losses ..........................................       3,585,472
   Net change in unrealized appreciation/depreciation on investments .............      11,206,934
   Net change in unrealized foreign exchange losses ..............................      (4,903,685)
   Decrease in interest receivable ...............................................         480,549
   Net increase in other assets ..................................................         (19,541)
   Increase in payable for investments purchased .................................       3,364,622
   Increase in accrued expenses and other liabilities ............................         172,032
                                                                                     -------------
   Total adjustments .............................................................      10,713,151
                                                                                     -------------
Net cash provided from operating activities ......................................   $  12,351,102
                                                                                     =============

See Notes to Financial Statements.

Statements of Changes in Net Assets            The First Commonwealth Fund, Inc.
================================================================================

                                                                        For the Year Ended October 31,
                                                                        ------------------------------
                                                                            1999             1998
------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
   Net investment income ............................................   $   8,066,869    $   9,169,164
   Net realized gains on investment transactions ....................       3,459,803        2,119,218
   Net realized foreign exchange losses .............................      (3,585,472)      (4,751,505)
   Net change in unrealized appreciation/depreciation on investments      (11,206,934)       1,723,023
   Net change in unrealized foreign exchange losses .................       4,903,685       (5,894,135)
                                                                        -------------    -------------
Net increase in total net assets resulting from operations ..........       1,637,951        2,365,765
                                                                        -------------    -------------
Dividends and distributions to shareholders
   Dividends to common shareholders from net investment income ......      (5,744,630)      (8,084,197)
   Dividends to preferred shareholders from net investment income ...      (1,076,897)      (1,313,699)
   Distributions to common shareholders from net realized gains on
     investment transactions ........................................      (3,011,215)        (718,017)
   Distributions to preferred shareholders from net realized gains on
     investment transactions ........................................        (396,763)        (311,809)
                                                                        -------------    -------------
Net decrease in net assets resulting from dividends and distributions
   to shareholders ..................................................     (10,229,505)     (10,427,722)
                                                                        -------------    -------------
Total decrease in net assets ........................................      (8,591,554)      (8,061,957)
Total Net Assets
Beginning of year ...................................................     151,095,848      159,157,805
                                                                        -------------    -------------
End of year (including distributions in excess of net
   investment income of ($583,985) and ($406,718), respectively) ....   $ 142,504,294    $ 151,095,848
                                                                        =============    =============

See Notes to Financial Statements.

Financial Highlights                           The First Commonwealth Fund, Inc.
================================================================================

                                                                         For the Year Ended October 31,
                                                       ---------------------------------------------------------------
                                                          1999          1998         1997          1996         1995
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share,
   beginning of year ..............................    $   13.07     $  13.94      $  14.32      $  13.13     $  12.08
                                                       ---------     --------      --------      --------     --------
Net investment income .............................         0.87         0.99          1.14          1.16         1.19
Net realized and unrealized gains (losses) on
   investments and foreign currencies .............        (0.70)       (0.73)        (0.34)         1.21         1.10
                                                       ---------     --------      --------      --------     --------
   Total from investment operations ...............         0.17         0.26          0.80          2.37         2.29
                                                       ---------     --------      --------      --------     --------
Dividends from net investment income to
   common shareholders ............................        (0.62)       (0.87)        (0.99)        (1.00)       (1.03)
Dividends from net investment income to
   preferred shareholders .........................        (0.11)       (0.14)        (0.17)        (0.16)       (0.18)
Distributions from net realized gains on investment
   transactions to common shareholders ............        (0.33)       (0.08)        (0.02)        (0.01)       (0.03)
Distributions from net realized gains on investment
   transactions to preferred shareholders .........        (0.04)       (0.04)           --         (0.01)          --
                                                       ---------     --------      --------      --------     --------
   Total dividends and distributions ..............        (1.10)       (1.13)        (1.18)        (1.18)       (1.24)
                                                       ---------     --------      --------      --------     --------
Net asset value per common share, end of year .....    $   12.14     $  13.07      $  13.94      $  14.32     $  13.13
                                                       =========     ========      ========      ========     ========
Market value, end of year .........................    $  10.375     $10.8125      $12.4375      $ 11.875     $ 11.375
                                                       =========     ========      ========      ========     ========
Number of shares of common stock
   outstanding (000 omitted) ......................        9,266        9,266         9,266         9,266        9,266
Total investment return based on:(1)
   Market value ...................................         4.89%       (5.59)%       13.78%        13.89%       20.72%
   Net asset value ................................         1.53%        1.82%         5.76%        18.99%       19.67%
Ratio to Average Net Assets of Common
   Shareholders(2)/Supplementary Data:
Net assets of common shareholders, end of
   year (000 omitted) .............................    $ 112,504     $121,096      $129,158      $132,660     $121,654
Average net assets of common shareholders
   (000 omitted) ..................................      119,257      122,266       130,125       122,887      115,277
Operating expenses ................................         1.95%        1.70%         1.63%         1.70%        1.71%
Net investment income available to
   common shareholders(2) .........................         5.53%        6.17%         6.88%         7.47%        8.09%
Portfolio turnover ................................           40%          36%           24%           30%          23%
Senior securities (preferred stock) outstanding
   (000 omitted) ..................................    $  30,000     $ 30,000      $ 30,000      $ 30,000     $ 30,000
Asset coverage on preferred stock at year end .....          475%         504%          530%          542%         505%

--------------------------------------------------------------------------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 6.76%, 7.50%, 8.10%, 8.73% and 9.56%, respectively.

See Notes to Financial Statements.

Notes to Financial Statements                  The First Commonwealth Fund, Inc.
================================================================================

Note 1. Investment Objectives

      The First Commonwealth Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

      From the Fund's inception to April 7, 1999 the Fund's investment objective was to provide high current income by investing in high-grade fixed-income securities denominated in the currencies of Australia, Canada, New Zealand and the United Kingdom (the "Commonwealth Currencies"). On April 7, 1999, shareholders approved an expansion of the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. Global Debt Securities include securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom.

      The amendments include (a) modifying the Fund's investment objective to provide that the market value weighted average credit quality of the Fund's investments must be A or better at all times, (b) permitting the Fund to invest up to 15% of its total assets in debt securities rated below investment grade at the time of investment, but not less than B- or if not rated, judged by the Investment Manager to be of comparable quality, (c) permitting the Fund to invest a portion of its assets in equity securities of other investment companies that are registered under the Investment Company Act of 1940 and that are themselves invested primarily in fixed-income securities, and (d) permitting the Fund, with respect to the portion of the portfolio not denominated in a Commonwealth Currency, to use derivatives to manage both currency and interest rate risk and to replicate, or substitute for, physical securities in order to achieve transactional efficiencies. The Fund may also seek capital appreciation only as a secondary investment objective.

      The Fund's assets have generally been invested in a portfolio of securities issued or guaranteed by the governments, territories, provinces and states of Australia, Canada, New Zealand and the United Kingdom as well as securities issued by corporations domiciled in those countries. The Fund will, under normal circumstances, invest in debt securities in at least three of these currencies and will not hold more than 50% of its assets in securities denominated in any one Commonwealth Currency. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 2. Accounting Policies

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements (continued)      The First Commonwealth Fund, Inc.
================================================================================

      The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

      Net realized foreign exchange losses of $3,585,472 for the year ended October 31, 1999 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains of $4,903,685 at October 31, 1999 include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US dollar.

      The exchange rates utilized by the Fund at October 31, 1999 were US$0.6400 to A$1.00, US$0.6789 to C$1.00, US$0.5072 to NZ$1.00, US$1.6378 to (pound)1.00,
US$0.0250 to PHP1.00, US$0.6000 to SGD1.00 and US$0.0259 to THB1.00.

Security Valuation: Investments are stated at market value. Investments for which market quotations are readily available are valued at the last trade price on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available are valued at fair value in good faith using methods determined by or under the direction of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

      In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

                                               The First Commonwealth Fund, Inc.
================================================================================

Derivative Financial Instruments: The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options: When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Dividends: Dividends and distributions to common shareholders are recorded on the ex-dividend date and are based upon net investment income and capital and currency gains determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 5.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended October 31, 1999, the Fund decreased undistributed net investment income by $1,422,609, decreased accumulated net realized gains on investments by $1,001,320 and decreased accumulated net realized foreign exchange losses by $2,117,866, resulting in an increase to paid-in capital in excess of par by $306,063. Net investment income, net realized losses on investments and net assets were not affected by this change. Accumulated realized and

Notes to Financial Statements (concluded)      The First Commonwealth Fund, Inc.
================================================================================

unrealized foreign exchange losses shown in the composition of net assets represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for tax purposes.

      No provision has been made for United States Federal income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

      The Fund has agreements with EquitiLink International Management Limited (the "Investment Manager"), EquitiLink Australia Limited (the "Investment Adviser"), and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager and the Investment Adviser are affiliated companies. The Investment Manager has entered into an agreement with CIBC Wood Gundy Securities Inc. (the "Consultant").

      The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

      The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000 ($12,500 per month). The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

      The Investment Manager informed the Fund that it paid $360,358 to the Investment Adviser and $2,090 to the Consultant during the year ended October 31, 1999.

Note 4. Portfolio Securities

      Purchases and sales of investment securities, other than short-term investments, for the year

                                               The First Commonwealth Fund, Inc.
================================================================================

ended October 31, 1999 aggregated $55,432,145 and $68,577,241, respectively.

      The United States federal income tax basis of the Fund's investments at October 31, 1999 was $142,640,470 and accordingly, net unrealized depreciation for United States federal income tax purposes was $268,094 (gross unrealized appreciation--$3,162,937, gross unrealized deprecia-tion--$3,431,031).

Note 5. Capital

      There are 300 million shares of $.001 par value common stock authorized. Of the 9,266,209 shares outstanding at October 31, 1999, the Investment Manager and its affiliates owned 189,800 shares.

      There are 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

      Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 4.356% to 5.550% during the year ended October 31, 1999. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and will vote together with holders of shares of common stock as a single class on matters concerning both classes of shares. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 6. Subsequent Dividends

      Subsequent to October 31, 1999, the Board of Directors of the Fund declared dividends from undistributed net investment income and long-term capital gains of $0.0775 per common share payable on December 17, 1999 to common shareholders of record on November 30, 1999, respectively.

      Subsequent to October 31, 1999, dividends and distributions declared and paid on preferred shares totaled approximately $182,736 for the outstanding preferred share series through December 10, 1999.

Report of Independent Accountants              The First Commonwealth Fund, Inc.
================================================================================

To the Shareholders and the Board of Directors of The First Commonwealth Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Commonwealth Fund, Inc. (the "Fund") at October 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 14, 1999

Federal Tax Information:
Dividends and Distributions (unaudited)        The First Commonwealth Fund, Inc.
================================================================================

      During the year ended October 31, 1999, 92.45% of the ordinary income distributions paid by the Fund qualify as foreign source income. Additionally, 3.15% of the ordinary income distributions is attributable to foreign withholding taxes.

      The foreign taxes paid or withheld represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid.

      Additionally, the following long-term capital gain distributions were paid by the Fund during the year:

          Common Shareholders                      Preferred Shareholders
--------------------------------------------    --------------------------------
Record Date  Payable Date   Per Share Amount    Month Paid      Per Share Amount
-----------  ------------   ----------------    ----------      ----------------
12/31/1999    01/15/1999         $.0925           07/1999           $ 14.90
06/30/1999    07/16/1999         $.0775           08/1999           $120.81
08/31/1999    09/10/1999         $.0775           09/1999           $ 96.12
09/30/1999    10/15/1999         $.0775           10/1999           $ 98.81

ADDITIONAL INFORMATION

      During the year, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund other than what was disclosed in the proxy statement dated February 8, 1999. Fund manager, Alison Delaney currently holds the position of Fixed Income Portfolio Manager with EquitiLink Australia Limited. She took on her duties for The First Commonwealth Fund, Inc. in March 1999. Alison has over five years investment experience with significant experience in international fixed-income management.

Dividend Reinvestment and Cash Purchase Plan   The First Commonwealth Fund, Inc.
================================================================================

      Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions of dividends and capital gains, net of any applicable withholding tax, will automatically be reinvested by State Street Bank and Trust (the "Plan Agent") in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

      The Plan Agent serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Fund declares a dividend or capital gain distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly-issued shares on identical terms and conditions.

      In every other case, Plan participants will receive shares on the following basis: If, on payable date, the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value per share, Plan participants will receive newly-issued shares of the Fund valued at the greater of net asset value per share or 95% of the then current market price. If, on the other hand, the net asset value per share plus any brokerage commissions exceed the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of net asset value per share as last so determined or 95% of the then current market value.

      There is no charge to participants for reinvesting dividends and capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions does not relieve participants of any federal income tax that may be payable on such dividends and distributions.

Dividend Reinvestment and
Cash Purchase Plan (concluded)                 The First Commonwealth Fund, Inc.
================================================================================

      The Plan also allows participants to make voluntary cash investments by sending additional funds to the Plan Agent in any amount of at least $100 for the purchase of shares on the open market. Voluntary payments will be invested on or shortly after the 15th of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Cash investments may be commingled with the funds of other shareholders of the Fund held by the Plan Agent and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. Participants will also be charged a service fee for each voluntary cash investment.

      Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price and send a check to the participant for the proceeds. If, by giving proper notice to the Plan Agent, participants request cash, the Plan Agent will sell the shares and send the participant the proceeds, less a service fee of $2.50 and less brokerage commissions.

      The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written notice to shareholders of the Fund.

      All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-426-5523.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Directors                            Officers
================================================================================
Brian M. Sherman, Chairman           Warren C. Smith
David Lindsay Elsum                  Laurence S. Freedman, President
Rt. Hon. Malcolm Fraser              Brian M. Sherman, Vice President
Laurence S. Freedman                 David Manor, Treasurer
Michael Gleeson-White                Roy M. Randall, Secretary
Michael R. Horsburgh                 Ouma Sananikone-Fletcher,
David Manor                             Assistant Vice President and
Neville J. Miles                        Chief Investment Officer
William J. Potter                    Barry G. Sechos, Assistant Treasurer
Peter D. Sacks                       Allan S. Mostoff, Assistant Secretary
Anton E. Schrafl                     Margaret A. Bancroft, Assistant Secretary
E. Duff Scott                        Sander M. Bieber, Assistant Secretary
John T. Sheehy

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLED LOGO] Printed on post-consumer recycled paper

INVESTMENT MANAGER

EquitiLink International Management Limited
P.O. Box 578, 17 Bond Street
St. Helier, Jersey JE45XB
Channel Islands

INVESTMENT ADVISER

EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia

CONSULTANT

CIBC Wood Gundy Securities Inc.
BCE Place, P.O. Box 500
Toronto, Ontario, MSJ 258
Canada

ADMINISTRATOR

Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
1 Heritage Drive
North Quincy, Massachusetts 02171

AUCTION AGENT

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, DC 20006

Stikeman, Elliott
Level 40 Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

The common shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free: 1-800-543-6217

This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

The First Commonwealth Fund, Inc.
Box 9095
Princeton, NJ 08543-9095
(609) 282-4600